UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2019

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Valero Way San Antonio, Texas		78249
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 21, 2019, Valero Energy Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, and MUFG Securities Americas Inc., as representatives of the several underwriters named therein, relating to the issue and sale of $1.0 billion aggregate principal amount of its 4.000% Senior Notes due 2029 (the “Notes”). The Notes were issued on March 25, 2019 pursuant to an Indenture, dated March 10, 2015 between the Company and U.S. Bank National Association, as trustee (the “Indenture”).

The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registration Statement on Form S-3 (Registration No. 333-224993) of the Company, and was made pursuant to the prospectus dated May 17, 2018, as supplemented by the prospectus supplement dated March 21, 2019 (collectively, the “Prospectus”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act. The description of the Notes and the Indenture are set forth in the Prospectus and are incorporated herein by reference. The Underwriting Agreement, the Indenture, the terms of the Notes and the form of Notes have been filed or incorporated by reference as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, hereto.

This Current Report is not an offer to sell or the solicitation of an offer to buy any securities issued in connection with the Notes offering, nor shall there be any sale of the securities issued in such offering in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Such securities were offered only by means of a prospectus, including a prospectus supplement relating to such securities, meeting the requirements of Section 10 of the U.S. Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement dated March 21, 2019 among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, and MUFG Securities Americas Inc., as representatives of the several underwriters named therein.

4.1	Indenture dated March 10, 2015 among the Company and U.S. Bank National Association, as trustee—incorporated by reference to Exhibit 4.1 to Valero’s Registration Statement on Form S-3 (SEC File No. 333-202635) filed March 10, 2015.

4.2	Terms of the 4.000% Senior Notes due 2029.

4.3	Form of Notes (included in Exhibit 4.2 above).

5.1	Opinion of J. Stephen Gilbert.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: March 25, 2019	By:	/s/ J. Stephen Gilbert
J. Stephen Gilbert
Secretary and Disclosure and Compliance Officer